Exhibit 10.1
AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
     This Amendment No. 1 to Amended and Restated Credit Agreement (this “Amendment”) dated as of September 23, 2011, is made by and among TREEHOUSE FOODS, INC., a Delaware corporation (the “Borrower”), BAY VALLEY FOODS, LLC, a Delaware limited liability company (“Bay Valley”), EDS HOLDINGS LLC, a Delaware limited liability company (“EDS”), STURM FOODS, INC., a Wisconsin corporation (“Sturm”), STSF HOLDINGS, INC., a Delaware corporation (“STSF”), S.T. SPECIALTY FOODS, INC., a Minnesota corporation (together with Bay Valley, EDS, Sturm and STSF, collectively, the “Guarantors”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.
W I T N E S S E T H:
     WHEREAS, the Borrower, the Administrative Agent, Bank of America, as Swing Line Lender and L/C Issuer, and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of October 27, 2010 (the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility with letter of credit and swing line subfacilities; and
     WHEREAS, each Guarantor has entered into the Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and
     WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement to, among other things, (i) amend the Applicable Rate, (ii) extend the Maturity Date, and (iii) amend Section 7.07 of the Credit Agreement to remove the Available Liquidity requirement set forth in clause (iii) of such Section, in each case as more particularly set forth below, and the Administrative Agent and the Lenders party hereto are willing to effect such amendment on the terms and conditions contained in this Amendment;
     NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)	The existing definition of “Applicable Rate” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:

     “Applicable Rate” means the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):
Applicable Rate

			Eurodollar
			Rate +
			Letter of
Pricing Level	Consolidated Leverage Ratio	Facility Fee	Credit Fee	Base Rate
1	Less than or equal to 2.50 to 1.00	0.250%	1.000%	0.000%
2	Less than or equal to 3.00 to 1.00 but greater than 2.50 to 1.00	0.300%	1.200%	0.200%
3	Less than or equal to 3.50 to 1.00 but greater than 3.00 to 1.00	0.350%	1.400%	0.400%
4	Greater than 3.50 to 1.00	0.400%	1.600%	0.600%
Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 4 shall apply from the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the date that is the first Business Day immediately after the date such Compliance Certificate is delivered.
(b)	The existing definition of “Maturity Date” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:
     “Maturity Date” means September 23, 2016; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.
(c)	Section 1.04(b) is amended by inserting the following as the ultimate sentence thereof:
Notwithstanding the foregoing, for all purposes of this Agreement, in no event will any lease that would have been categorized as an operating lease as determined in accordance with GAAP as of the Restatement Date be considered a capital lease.
(d)	Clause (iii) of Section 7.07 is deleted in its entirety and “and” is inserted immediately prior to clause (ii) of Section 7.07.
(e)	Section 7.10 is deleted in its entirety and the following is inserted in lieu thereof:

7.10 Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability of any Subsidiary (other than a Special Purpose Finance Subsidiary) to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor, in each case other than (i) any limitation consisting of customary non-assignment provisions in Contractual Obligations entered into in the ordinary course of business to the extent such provisions restrict the transfer or assignment of such agreement, (ii) any limitation pursuant to a Lien permitted under clause (i) or (j) of Section 7.01 to the extent such provisions restrict the transfer of the property subject to such agreements, (iii) customary limitations on the Disposition of an asset pursuant to an agreement with a Person that is not an Affiliate to Dispose of such asset to such Person to the extent such Disposition is permitted by Section 7.05, (iv) customary limitations on a Subsidiary party to a Permitted Securitization Facility that restrict the transfer of such Subsidiary’s interest in accounts receivable (and related supporting obligations and books and records) subject to such Permitted Securitization Facility, and (v) limitations set forth in documents governing Indebtedness permitted under Section 7.03(d) so long as such limitations are not applicable to any Person, or the properties or assets of any Person, other than the Person(s), or the property or assets of the Person(s), that are the subject of the applicable Acquisition, or (b) prohibits any Subsidiary (other than any Special Purpose Finance Subsidiary) from Guaranteeing the Obligations pursuant to the Guaranty (or any Guaranty Joinder Agreement).
(f)	Simultaneously with the date on which the conditions precedent to the effectiveness of this Amendment as specified in Section 2 herein have been satisfied (the “Amendment Effective Date”), (i) the existing Schedule 2.01 of the Credit Agreement shall be deleted in its entirety and Schedule 2.01 attached hereto shall be inserted in lieu thereof, (ii) the Commitments of the Lenders who have elected not to be parties to this Amendment (the “Exiting Lenders”) shall be terminated and (iii) the Outstanding Amount of the Committed Loans shall be reallocated in accordance with the Commitments set forth on Schedule 2.01. Notwithstanding anything to the contrary in Section 10.06 of the Credit Agreement, no other documents or instruments, including any Assignment and Assumption, shall be executed in connection with the reallocations contemplated hereby (all of which requirements are hereby waived). On the Amendment Effective Date, the Lenders shall make full cash settlement with each other either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to all reallocations and other changes in Commitments such that after giving effect to such settlements each Lender’s Applicable Percentage shall be as set forth on Schedule 2.01 attached hereto.

     2. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:
     (a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:
     (i) counterparts of this Amendment, duly executed by the Borrower, the Administrative Agent, each of the Guarantors, and each of the Lenders (other than Exiting Lenders); and
     (ii) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent, the L/C Issuer or any Lender party hereto shall reasonably request;
     (b) the Borrower shall have paid the fees in the amounts and at the times specified in the letter agreement, dated as of September 14, 2011, among the Borrower, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as successor to BAS, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC (the “Amendment Fee Letter”); and
     (c) unless waived by the Administrative Agent, all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
     3. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Guaranty against such Guarantor in accordance with its terms.
     4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders party hereto as follows:
     (a) Before and after giving effect to this Amendment, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies to any representation or warranty, such representation or warranty shall be required to be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies to any representation or warranty, such representation or warranty shall be required to be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (B) no Default exists.
     (b) Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.01(a) of the Credit Agreement, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect;
     (c) The Guarantors are the only Persons that are required to be a party to the Guaranty pursuant to the terms of the Credit Agreement; and
     (d) This Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of such parties, enforceable against such parties in accordance with its terms, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.
     5. Entire Agreement. This Amendment, together with the Amendment Fee Letter and the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
     6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as a manually executed counterpart of this Amendment.

     8. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.
     9. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
     10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
     11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Guarantors, the Lenders party hereto and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

TREEHOUSE FOODS, INC.

By:	/s/ Dennis F. Riordan

Name:	Dennis F. Riordan
Title:	Executive Vice President & Chief Financial Officer

GUARANTORS:

BAY VALLEY FOODS, LLC

By:	/s/ Dennis F. Riordan

Name:	Dennis F. Riordan
Title:	Executive Vice President & Chief Financial Officer

EDS HOLDINGS LLC

By:	/s/ Dennis F. Riordan

Name:	Dennis F. Riordan
Title:	Executive Vice President & Chief Financial Officer

STURM FOODS, INC.

By:	/s/ Dennis F. Riordan

Name:	Dennis F. Riordan
Title:	Executive Vice President & Chief Financial Officer

STSF HOLDINGS, INC.

By:	/s/ Dennis F. Riordan

Name:	Dennis F. Riordan
Title:	Vice President & Treasurer

S.T. SPECIALTY FOODS, INC.

By:	/s/ Dennis F. Riordan

Name:	Dennis F. Riordan
Title:	Executive Vice President & Treasurer
AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ David L. Catherall

Name:	David L. Catherall
Title:	Director
AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ David L. Catherall

Name:	David L. Catherall
Title:	Director
AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

JPMORGAN CHASE BANK, N.A.

By:	/s/ Brendan Korb

Name:	Brendan Korb
Title:	Vice President
AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ G. Lee Wagner, Jr.

Name:	G. Lee Wagner, Jr.
Title:	Vice President
AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

BMO HARRIS FINANCING, INC.

By:	/s/ Katherine K. Robinson

Name:	Katherine K. Robinson
Title:	Vice President
AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ Michael L. Laurle

Name:	Michael L. Laurle
Title:	Executive Director

By:	/s/ Andrew Sherman

Name:	Andrew Sherman
Title:	Managing Director
AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SUNTRUST BANK

By:	/s/ Tesha Winslow

Name:	Tesha Winslow
Title:	Vice President
AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

COBANK, ACB
By:	/s/ Alan V. Schuler
Name: Alan V. Schuler
Title: Vice President

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

AGFIRST FARM CREDIT BANK
By:	/s/ Christopher L. Jones
Name: Christopher L. Jones
Title: Senior Vice President

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

KEYBANK NATIONAL ASSOCIATION
By:	/s/ Shibani Faehnle
Name: Shibani Faehnle
Title: Vice President

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

THE NORTHERN TRUST COMPANY
By:	/s/ John Lascody
Name: John Lascody
Title: Second Vice President

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

NORTHWEST FARM CREDIT SERVICES, PCA
By:	/s/ Carol J. Magness
Name: Carol J. Magness
Title: Vice President

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

1ST FARM CREDIT SERVICES, PCA
By:	/s/ Corey J. Waldinger
Name: Corey J. Waldinger
Title: Vice President, Capital Markets

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

BARCLAYS BANK PLC
By:	/s/ Nicole Conjares
Name: Nicole Conjares
Title: Assistant Vice President

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

FARM CREDIT BANK OF TEXAS
By:	/s/ Chris M. Levine
Name: Chris M. Levine
Title: Vice President

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

UNITED FCS, PCA D/B/A FCS COMMERCIAL FINANCE GROUP
By:	/s/ Daniel J. Best
Name: Daniel J. Best
Title: Vice President

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

GREENSTONE FARM CREDIT SERVICES, ACA/FCLA
By:	/s/ Curtis Flammini
Name: Curtis Flammini
Title: Vice President

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ William J. Bowne
Name: William J. Bowne
Title: Senior Vice President

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

U.S. AGBANK, FCB, as disclosed agent
By:	/s/ Travis W. Ball
Name: Travis W. Ball
Title: Vice President

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

UBS LOAN FINANCE LLC
By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

AMERICAN AGCREDIT, PCA
By:	/s/ Vern Zander
Name: Vern Zander
Title: Vice President

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

AGSTAR FINANCIAL SERVICES, PCA
By:	/s/ Troy Mostaert
Name: Troy Mostaert
Title: Vice President

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

BADGERLAND FINANCIAL, FLCA
By:	/s/ William O’Connor
Name: William O’Connor
Title: Assistant Chief Credit Officer

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

AGCHOICE FARM CREDIT, ACA
By:	/s/ Mark F. Kerstetter
Name: Mark F. Kerstetter
Title: Vice President

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

FCS FINANCIAL, PCA
By:	/s/ Laura Roessler
Name: Laura Roessler
Title: Senior Lending Officer

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page